U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: August 28, 2003
                              --------------------


                              Mammatech Corporation
              ----------------------------------------------------
             (Exact Name of registrant as specified in its Charter)



       Florida                         0-11050                   59-2181303
 ----------------------          -------------------          -----------------
(State of Incorporation)        (Commission File No.)        (IRS Employer
                                                             Identification No.)



                     930 NW 8th Avenue Gainesville, Florida         32601
                     --------------------------------------       --------
                    (Address of principal executive offices)     (Zip Code)



                  Registrant's telephone number: (352) 375-0607
                                                -----------------

                                       N/A
                      ------------------------------------
                     (Registrant's former name and address)


                                        1

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             Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
                     ----------------------------------------------

         Pursuant to Item 304 of Regulation S-B the registrants states:



A. (1) On August 28,2003 the Registrant changed accountants from James E. Scheifly & Associates, PA to Stark Winter Schenkein & Co., LLP, 7535 East Hampden Ave., Suite 109, Denver, CO 80231.

          i. James E. Scheifly & Associates, PA elected not to stand for reappointment as the Company's independent accountant

          ii. The financial statements reported on by James E. Scheifly & Associates, PA were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the past two fiscal years, and the interim period through August 28, 2003;

          iii. The decision to change accountants was approved by the Registrant's Board of Directors; and

          iv. (A) There were no disagreements related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years and the interim period through August 28, 2003.

               (B)  Not applicable;

               (C)  Not applicable;

               (D)  Not applicable; and

               (E)  Not applicable.

     (2) On August 28,2003 the Registrant engaged Stark Winter Schenkein & Co., LLP, as its independent accountants.


          i. The Registrant did not consult with Stark Winter Schenkein & Co., LLP, its new independent accountants, regarding any matter prior to its engagement; and

          ii.  Not applicable.

     (3) (A) The Registrant has provided to James E. Scheifly & Associates, PA, its former accountants, a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from James E. Scheifly & Associates, PA, addressed to the Commission, confirming the statements made by the Registrant in this Item 4. A copy of such letter is attached hereto.

          (B)  Not applicable.


         Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.
                   ----------------------------------

                   (a) Financial Statements of business acquired.

                       Not Applicable

                   (b) Pro Forma financial information.

                       Not Applicable

                   (c) Index to Exhibits.

         Exhibit Number     Description
         --------------     -----------

         (16)               Letter from James E. Scheifly & Associates,
                            PA pursuant to Item 304(a)(3) of Regulation S-B

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Mammatech Corporation

                                            By:  /s/  Henry S. Pennypacker
                                               --------------------------------
                                                      Henry S. Pennypacker
                                            Title:    CEO